                                                                      Exhibit 10

                       DRUEN, DIETRICH, REYNOLDS & KOOGLER
                                ATTORNEYS AT LAW
                              ONE NATIONWIDE PLAZA
                            COLUMBUS, OHIO 43215-2220

                                 (614) 249-7617
                            FACSIMILE: (614) 249-2418

BRIAN M. BACON           ANGELA R. JETT            CHRISTINE A. NESS          THERESA R. SCHAEFER
THOMAS E. BARNES         LEROY JOHNSTON, III       PETER J. OESTERLING*       W. JOSEPH SCHLEPPI
ROGER A. CRAIG           MARK B. KOOGLER           RANDALL L. ORR             DAVID E. SIMAITIS
RAE ANN DANKOVIC         WALTER R. LEAHY           ROBERT M. PARSONS          KENT N. SIMMONS
ELIZABETH A. DAVIN       GEORGE K. MACKLIN         THOMAS J. PRUNTE           DINA A. TANTRA
THOMAS W. DIETRICH       RANDALL W. MAY            ARLENE L. REILLY           LEE A. THORNBURY
W. SIDNEY DRUEN          M. LINDA MAZZITTI         LUCINDA A. REYNOLDS        PHILIP W. WHITAKER
JOHN D. GILLESPIE        DAVID A. MEYER            DANIEL R. RUPP             DAVID L. WHITE
JEANNE A. GRIFFIN        SANDRA L. NEELY           ANNE DANZA SAXON           STEVEN L. ZISSER


     Practice limited to Nationwide Insurance Companies and their associated companies

* Practice limited to the State of Pennsylvania

August 7, 1998

VIA EDGAR
---------

Nationwide Investing Foundation III
Three Nationwide Plaza, 26th Floor
Columbus, Ohio 43215

Re:      Nationwide Investing Foundation III
         Post-Effective Amendment No. 4
         SEC File Nos. 333-40455, 811-08495

Ladies and Gentlemen:

In connection with the filing of Post-Effective Amendment No. 4 to the Registration Statement for Nationwide Investing Foundation III (the "Amendment"), it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest of the following five new separate investment portfolios of the Nationwide Investing Foundation III, when issued for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable:

1.       Prestige Large Cap Value Fund
2.       Prestige Large Cap Growth Fund
3.       Prestige Small Cap Fund
4.       Prestige Balanced Fund
5.       Prestige International Fund

We hereby consent to the filing of this opinion as an exhibit to the Amendment.

Very truly yours,

DRUEN, DIETRICH, REYNOLDS & KOOGLER